Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ Thomas A. Depler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ Allen R. Maurice

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ W. Patrick Murray

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ Allen R. Nickles

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ John P. Pheiffer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2012.

/s/ David A. Voight

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of First Citizens Banc Corp (the “Corporation”) does hereby make, constitute and appoint James O. Miller his true and lawful attorney and agent, with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-1 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-1 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-1 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of May, 2012.

/s/ Daniel J. White